SEGMENT INFORMATION

                           TECHNE CORPORATION AND SUBISIDARIES
                      (in thousands of $'s, except per share data)

                                                          Increase(Decrease)
                                Fiscal 2004                From Fiscal 2003
                        ------------------------  ---------------------------------
                          First   Second           Percent   First   Second
                         Quarter  Quarter    YTD  Of Sales  Quarter  Quarter    YTD
                        -------  -------  ------  --------  -------  -------  -----
Sales                    37,993   38,264  76,257    100%      3,445    4,964   8,409
Cost of sales             8,663    8,441  17,104     22%        (27)      70      43
                        -------  -------  ------  --------  -------  -------  ------
Gross margin             29,330   29,823  59,153     78%      3,472    4,894   8,366

Gross margin percentage    77.2%    77.9%   77.6%

SG&A expense              5,083    5,519  10,602     14%        132      618     750
R&D expense               4,963    5,450  10,413     14%        130      471     601
Amortization expense        400      399     799      1%        (84)     (86)   (170)
Interest expense            175      172     347     --        (148)    (124)   (272)
Interest income            (726)    (762) (1,488)    (2%)        64      (58)      6
Other non-operating
  exp., net                  78       20      98      --        (72)      36     (36)
                        -------  -------  ------  --------  -------  -------  ------
                          9,973   10,798  20,771     27%         22      857     879
                        -------  -------  ------  --------  -------  -------  ------
Earnings before
  income taxes           19,357   19,025  38,382     51%      3,450    4,037   7,487
Income taxes              6,785    6,655  13,440     18%      1,323    1,548   2,871
                        -------  -------  ------  --------  -------  -------  ------
                         12,572   12,370  24,942     33%      2,127    2,489   4,616
                        =======  =======  ======  ========  =======  =======  ======

Diluted earnings
 per share                 0.30     0.30    0.60
Weighted average diluted
 shares outstanding      41,600   41,653  41,627


                                    HEMATOLOGY DIVISION
                                    (in thousands of $'s)

                                                          Increase(Decrease)
                               Fiscal 2004                From Fiscal 2003
                        ------------------------  ----------------------------------
                         First   Second            Percent   First   Second
                        Quarter  Quarter    YTD   Of Sales  Quarter  Quarter    YTD
                        -------  -------  ------  --------  -------  -------  ------
Sales                     4,281    4,454   8,735     100%       507      468     975
Cost of sales             2,346    2,344   4,690      54%       209      232     441
                        -------  -------  ------  --------  -------  -------  ------
Gross margin              1,935    2,110   4,045      46%       298      236     534

Gross margin percentage    45.2%    47.4%   46.3%

SG&A expense                391      383     774       9%        (9)      16       7
R&D expense                 191      190     381       4%        18       (3)     15
Interest income             (77)     (74)   (151)     (2%)       24        9      33
                        -------  -------  ------  --------  -------  -------  ------
                            505      499   1,004      11%        33       22      55
                        -------  -------  ------  --------  -------  -------  ------
Pretax result             1,430    1,611   3,041      35%       265      214     479
                        =======  =======  ======  ========  =======  =======  ======


                                 BIOTECHNOLOGY DIVISION
                                  (in thousands of $'s)

                                                         Increase(Decrease)
                               Fiscal 2004                From Fiscal 2003
                        ------------------------  ----------------------------------
                         First   Second            Percent   First   Second
                        Quarter  Quarter    YTD   Of Sales  Quarter  Quarter    YTD
                        -------  -------  ------  --------  -------  -------  ------
Sales                    28,653   27,766  56,419     100%     2,016    2,811   4,827
Intersegment sales       (4,621)  (4,967) (9,588)              (471)    (466)   (937)
                        -------  -------  ------            -------  -------  ------
                         24,032   22,799  46,831              1,545    2,345   3,890

Cost of sales             5,916    5,530  11,446      21%       191       70     261
Intersegment sales       (4,521)  (4,894) (9,415)              (371)    (411)   (782)
                        -------  -------  ------            -------  -------  ------
                          1,395      636   2,031               (180)    (341)   (521)

Gross margin             22,637   22,163  44,800      79%     1,725    2,686   4,411

Gross margin percentage    79.4%    80.1%   79.7%

SG&A expense              2,651    2,949   5,600      10%       (61)     109      48
R&D expense               4,164    4,307   8,471      15%       201      180     381
Amortization expense        400      399     799       1%       (84)     (86)   (170)
Interest income            (406)    (388)   (794)     (1%)       85       19     104
                        -------  -------  ------  --------  -------  -------  ------
                          6,809    7,267  14,076      25%       141      222     363
                        -------  -------  ------  --------  -------  -------  ------
Pretax result            15,828   14,896  30,724      54%     1,584    2,464   4,048
                        =======  =======  ======  ========  =======  =======  ======


                                    R&D SYSTEMS EUROPE
                                (in thousands of Br. pounds)

                                                         Increase(Decrease)
                               Fiscal 2004                From Fiscal 2003
                        ------------------------  ----------------------------------
                         First   Second            Percent   First   Second
                        Quarter  Quarter    YTD   Of Sales  Quarter  Quarter    YTD
                        -------  -------  ------  --------  -------  -------  ------
Sales                     5,980    6,365  12,345     100%       663      732   1,395
Intersegment sales           --       --      --                  9        6      15
                        -------  -------  ------            -------  -------  ------
                          5,980    6,365  12,345                672      738   1,410

Cost of sales             3,040    3,157   6,197      50%      (157)    (203)   (360)
                        -------  -------  ------  --------  -------  -------  ------
Gross margin              2,940    3,208   6,148      50%       820      935   1,755

Gross margin percentage    49.2%    50.4%   49.8%

SG&A expense              1,050    1,092   2,142      17%        17      101     118
Interest income            (127)    (150)   (277)     (2%)      (23)     (35)    (58)
Exchange loss/(gain)        (49)     (73)   (122)     (1%)      (80)       6     (74)
                        -------  -------  ------  --------  -------  -------  ------
                            874      869   1,743      14%       (86)      72     (14)
                        -------  -------  ------  --------  -------  -------  ------
Pretax result             2,066    2,339   4,405      36%       906      863   1,769
                        =======  =======  ======  ========  =======  =======  ======


                                   R&D SYSTEMS EUROPE
                                  (in thousands of $'s)

                                                         Increase(Decrease)
                               Fiscal 2004                From Fiscal 2003
                        ------------------------  ----------------------------------
                         First   Second            Percent   First   Second
                        Quarter  Quarter    YTD   Of Sales  Quarter  Quarter    YTD
                        -------  -------  ------  --------  -------  -------  ------
Sales                     9,680   11,011  20,691     100%     1,379    2,142   3,521
Intersegment sales           --       --      --                 14        9      23
                        -------  -------  ------            -------  -------  ------
                          9,680   11,011  20,691              1,393    2,151   3,544

Cost of sales             4,922    5,461  10,383      50%       (70)     170     100
                        -------  -------  ------  --------  -------  -------  ------
Gross margin              4,758    5,550  10,308      50%     1,449    1,972   3,421

Gross margin percentage    49.2%    50.4%   49.8%

SG&A expense              1,699    1,891   3,590      17%        87      328     415
Interest income            (206)    (260)   (466)     (2%)      (43)     (80)   (123)
Exchange loss/(gain)        (84)    (129)   (213)     (1%)     (133)      (1)   (134)
                        -------  -------  ------  --------  -------  -------  ------
                          1,409    1,502   2,911      14%       (89)     247     158
                        -------  -------  ------  --------  -------  -------  ------
Pretax result             3,349    4,048   7,397      36%     1,538    1,725   3,263
                        =======  =======  ======  ========  =======  =======  ======



                                    CORPORATE AND OTHER (1)
                                     (in thousands of $'s)

                                                    Increase(Decrease)
                               Fiscal 2004           From Fiscal 2003
                        ------------------------  ------------------------
                         First   Second            First   Second
                        Quarter  Quarter    YTD   Quarter  Quarter    YTD
                        -------  -------  ------  -------  -------  ------
Interest income              37       40      77        2        6       8
Rental income                19       46      65       19       40      59
                        -------  -------  ------  -------  -------  ------
                             56       86     142       21       46      67

SG&A expense                342      296     638      115      165     280
R&D-CCX losses              436      828   1,264      (83)     332     249
R&D-DGI losses              172      125     297       (6)     (38)    (44)
Interest expense            175      172     347     (148)    (124)   (272)
Building expense            181      195     376       80       77     157
                        -------  -------  ------  -------  -------  ------
                          1,306    1,616   2,922      (42)     410     370
                        -------  -------  ------  -------  -------  ------
Pretax result            (1,250)  (1,530) (2,780)      63     (366)   (303)
                        =======  =======  ======  =======  =======  ======

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX) and Discovery Genomics, Inc. (DGI)